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                                                                  EXHIBIT 10.3

                                     Form of
                                CLEARLOGIC, INC.
                               8% PROMISSORY NOTE

         This Note and the securities issuable thereunder (collectively the "Securities") have not been registered under the
                             Securities Act of 1933,
               as amended (the "1933 Act") or any state securities
               laws and are being issued and sold in reliance upon
             certain of the exemptions contained in the 1933 Act and
                     under applicable state securities laws.


Date: August ___, 1999                                       $__________________

         FOR THE VALUE RECEIVED, the undersigned, ClearLogic, Inc. a New Jersey corporation (the "Maker"), promises to pay to the order of _________________ the ("Payee"), without defalcation or set off, the principle sum of _______________ ($___________) Dollars, together with interest on the outstanding principle balance hereof from time to time outstanding from the date hereof and until this
Note is paid in full, whether before or after maturity, at an annual rate of eight percent (8%) and, to the extent lawful, to pay interest at the same rate on any overdue installment of interest. Payment of principle and interest shall be due and payable on maturity.
         The Principle amount of this Note and all unpaid interest shall be due and payable eighteen months from the date hereof.
         Payments of principle and interest shall be made in lawful money of the United States of America by wire transfer of immediately available funds, cash, or bankers certified check to Payee's address listed herein or such other place as the holder of this Note shall designate to Maker in writing. The principle amount and any interest due under this Note may be converted into shares of Maker's capital stock at any time during the term hereof at the option of the Payee at a conversion price equal to the price Maker sells such stock to a third party in a financing of at least $500,000 (the "Conversion Price"). This Note must be converted in whole and not in part should the Payee choose to convert.
         Upon conversion, this Note shall be deemed paid in full. This Note and the capital stock into which the Note is convertible (collectively, the "Securities") have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") or any state securities laws and are being issued and sold in reliance upon certain of the exemptions contained in the 1933 Act and under applicable state securities laws. The Securities are "restricted securities" as that term is defined in Rule 144 promulgated under the 1933 Act. Accordingly, the Securities cannot be resold or transferred without registration under the 1933 Act and applicable state securities law or an exemption therefrom. Maker shall have the privilege of prepaying in whole or in part any and all amounts due hereunder at any time and such prepayments may be made without penalty or premium. No partial prepayment shall postpone or interrupt payments of future installments of principle which shall continue to be due and payable as agreed herein above.


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         Notwithstanding anything to the contrary contained herein, Maker shall give Payee at least thirty (30) days' written notice (the Notice) of payment or prepayment of any amounts due hereunder. During the period following Notice, however, prior to payment, Payee shall be permitted to exercise its rights of conversion provided for hereunder.
         Prior to conversion, the occurrence of any of the following events with respect to Maker (which for the purposes herein shall include all subsidiaries of Maker) shall constitute a default hereunder: (a) if any payment of principle or interest as aforesaid shall not be paid when due, and shall continue unpaid for a period of ten (10) days thereafter; or (b) if Maker shall voluntarily suspend transaction of its business or operations; or (c) if Maker shall make an assignment for the benefit of creditors, or file a voluntarily petition under the United States Bankruptcy Code, as amended, or any other federal or state insolvency law, or shall fail to have such a petition dismissed within thirty
(30) days after its filing; or (d) if an order for relief shall be entered following the filling of an involuntary petition against Maker under the United States Bankruptcy Code, as amended, or be entered appointing a trustee, receiver or custodian of all or part of Maker's property; or (e) upon the commencement of proceedings for any of the foregoing in violation of the terms contained herein.
         Upon the occurrence of any event of default hereunder, the entire unpaid amount of principle hereunder and all other sums due and owing to Payee by Maker shall, at the option of Payee or any other holder hereof, become immediately due and payable without notice or demand. In addition, upon the occurrence of any event of default hereunder, Payee shall have all rights and remedies provided under applicable laws and shall be deemed to have exercised the same immediately and without notice or further action, and Payee shall have the right, immediately and without further action by, to set off against the Note all money owed by Payee in any capacity to Maker, whether or not due, including an attorney fee of ten percent (10%) for collection.
         All rights, title, and interest in this Note shall be fully assignable by the Payee only with the written consent of Maker which consent may be denied at the sole discretion of Maker. No duties and obligations under this Note may be assigned by the Maker without the prior written consent of the Payee, which consent may be denied at the sole discretion of the Payee.
         The Note will not be transferable at any time on or prior to maturity except for transfers to affiliates, family members or by the laws of inheritance or descent that are in compliance with all federal and state securities laws.
         Presentment for payment or acceptance, demand and protest and notice of dishonor of payment or acceptance, notice of protest and notice of any renewal, extension, modification or change of time, manner, place or terms of payment, are hereby waived by Maker or any endorsers, sureties, and guarantors hereof. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail addressed to, or left upon the premises, at the addressed to, or left upon the premises, at the address of Maker set forth at the end of this Note.
         Any failure or delay of Payee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Payee of a breach


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or default of any provisions of this Note shall not operate or be construed as a waiver of any subsequent breach of default thereof.
         This Note shall be construed according to, and shall be governed by, the laws of the Sate of New Jersey. The provision of this Note shall be deemed severable, so that if any provisions hereof is declared invalid under the laws of any state where it is in effect, or of the United States, all other provisions of this Note shall continue in full force and effect.
         This Note shall be binding upon the successors and assigns of Maker, and shall inure to the benefit of and be enforceable by the heirs, personal representatives, successors and assigns of Payee or any other holder hereof.
This Note is intended to take effect as an instrument under seal.
         IN WITNESS WHEREOF, the undersigned has duly executed, sealed and delivered this Note as of the day and year first above written.



                                            ClearLogic, Inc.




                                            ------------------------------
                                            Sina Khelil, Chief Executive Officer



                                            Address of Maker:

                                            41 S. Haddon Ave


Haddonfield NJ 08033


Address of Payee:

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